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                                                                    Exhibit 23.1




                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-79612) of New West Eyeworks, Inc. of our report dated March 7, 1997 appearing on page 37 of this Form 10-K.





PRICE WATERHOUSE LLP
Phoenix, Arizona
March 27, 1997


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